UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        ----------------------------------



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                 April 10, 2003

                                    001-5064
                            (Commission File Number)

                                  JOSTENS, INC.
             (Exact name of registrant as specified in its charter)

                MINNESOTA                          41-0343440
          (State of Incorporation)     (IRS Employer Identification Number)

             5501 NORMAN CENTER DRIVE, MINNEAPOLIS, MINNESOTA 55437
              (Address of registrant's principal executive office)

                                 (952) 830-3300
                         (Registrant's telephone number)


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Item 9.    Regulation FD Disclosure

     In April 2003, the registrant engaged investment banking advisors to assist in connection with a possible sale or recapitalization of the registrant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JOSTENS, INC.

                                        By: /s/ Paula Johnson
                                           -------------------------------------
                                           Name:  Paula Johnson
                                           Title: General Counsel

Dated: April 10, 2003